Exhibit 10.32
     AMENDMENT NO. 1, dated as of July 28, 2005 (this “Amendment No. 1”), to the Credit Agreement dated as of October 26, 2004 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”) among Technical Olympic USA, Inc., a Delaware corporation (the “Borrower”), Citicorp North America, Inc., as administrative agent (in such capacity, the “Administrative Agent”) and the Requisite Lenders listed on the signature pages hereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
     WHEREAS, Section 7.02(i) of the Credit Agreement limits the then cost value (defined as the aggregate cost plus all additions minus all returns thereon in cash) of any net cash Investments by the Borrower in, or loans or contributions to, all Unaffiliated Joint Ventures and Unaffiliated Unrestricted Subsidiaries, to 25% of the Adjusted Consolidated Tangible Net Worth of the Borrower and its Restricted Subsidiaries;
     WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the consent of the Requisite Lenders is required to effect this Amendment No. 1;
     NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
     Section 1. Amendments.
     (a) Section 1.1: Defined Terms.
     Section 1.1 of the Credit Agreement is hereby amended by deleting the last sentence of the definition of “Indebtedness” in its entirety and replacing it with the following:
     “Nothwithstanding the foregoing, “Indebtedness” shall not include (x) the face amount of any undrawn Performance Letters of Credit or the amount of any obligations in respect of surety bonds or performance bonds, in each case to the extent unmatured, (y) Indebtedness Associated with Assets Not Owned, or (z) obligations with respect to options to purchase real property that have not been exercised.”
     (b) Section 7.2: Investments.
     Section 7.2 of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and replacing it with the following:

     "(i) net cash Investments (including letters of credit) in, contributions and loans to Unaffiliated Joint Ventures and Unaffiliated Unrestricted Subsidiaries, the then cost value of which shall not at any time exceed in the aggregate for all such Investments 35% of the Adjusted Consolidated Tangible Net Worth of the Borrower and its Restricted Subsidiaries (with cost value defined as the aggregate cost plus all additions minus all returns thereon in cash); provided that on the date which is the eighteen month anniversary of the effective date of Amendment No. 1 to this Agreement, (x) the foregoing percentage shall be reduced to 30% and (y) after giving effect to clause (x), the Borrower shall be in compliance with this clause (i) on and as of such date;”
     Section 2. Representations and Warranties. The Borrower represents and warrants to the Lenders as of the date hereof that:
     (a) The execution and delivery of this Amendment No. 1 by the Loan Parties has been duly authorized.
     (b) Neither the execution or delivery by the Loan Parties of this Amendment No. 1, nor compliance by the Loan Parties with the terms and provisions hereof, (i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or Governmental Authority, (ii) will conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material agreement, contract or instrument to which it or any of its Subsidiaries is a party or by it or any of its Subsidiaries’ property or assets is bound or to which they or any of its Subsidiaries may be subject, or (iii) will violate any provision of its respective certificate of incorporation or bylaws or the certificate of incorporation or bylaws (or equivalent organizational or other charter documents) of any of its Subsidiaries.
     (c) Before and after giving effect to this Amendment No. 1, the representations and warranties set forth in the Credit Agreement, are true and correct in all respects with the same effect as if made on the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.
     (d) At the time of and after giving effect to this Amendment No. 1, no Default or Event of Default has occurred and is continuing.
     Section 3. Conditions to Effectiveness. This Amendment No. 1 shall become effective on the date (the “Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 10.1 of the Credit Agreement):
     (a) The Administrative Agent (or its counsel) shall have received from Lenders constituting the Requisite Lenders and each of the other parties hereto either (i) a counterpart of this Amendment No. 1 signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment No. 1) that such party has signed a counterpart of this Amendment No. 1;
     (b) All corporate and other proceedings taken or to be taken in connection with this Amendment No. 1 and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Requisite Lenders and their counsel.
     Section 4. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses incurred by it in connection with this Amendment No. 1, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent.
     Section 5. Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
     Section 6. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     Section 7. Headings. The headings of this Amendment No. 1 are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the date first above written.

TECHNICAL OLYMPIC USA, INC., as Borrower
By:	/s/ David J. Keller
	Name:	David J. Keller
	Title:	Chief Financial Officer

ENGLE HOMES DELAWARE, INC.
ENGLE HOMES RESIDENTIAL CONSTRUCTION, LLC
ENGLE/JAMES LLC
MCKAY LANDING, LLC
NEWMARK HOMES BUSINESS TRUST
NEWMARK HOMES PURCHASING, L.P.
NEWMARK HOMES, L.L.C.
NEWMARK HOMES, L.P.
PREFERRED BUILDERS REALTY, INC.
SILVERLAKE INTERESTS, L.C.
TOI, LLC
TOUSA ASSOCIATES SERVICES COMPANY
TOUSA DELAWARE, INC.
TOUSA FINANCING, INC.
TOUSA HOMES, INC.
TOUSA VENTURES, LLC,
TOUSA, LLC
TOUSA HOMES, L.P.
TOUSA INVESTMENT #1, LLC
TOUSA INVESTMENT #2, LLC
TOUSA INVESTMENT #3, LLC
TOUSA INVESTMENT #4, LLC
TOUSA INVESTMENT #5, LLC
TOUSA INVESTMENT #1, INC.
TOUSA INVESTMENT #2, INC.
TOUSA HOMES INVESTMENT #1, L.P.
TOUSA HOMES INVESTMENT #1, INC.
TOUSA HOMES INVESTMENT #2, INC.
TOUSA HOMES INVESTMENT #2, LLC
TOUSA MID-ATLANTIC INVESTMENT, LLC,
as Subsidiary Guarantors

By:	/s/ David J. Keller
	Name:	David J. Keller
	Title:	Vice President

CITICORP NORTH AMERICA, INC. as Administrative Agent and Lender
By:	/s/ Jeanne M. Craig
	Name:	Jeanne M. Craig
	Title:	Vice President

BANK OF AMERICA, N.A., as Lender
By:	/s/ Mark W. Lariviere
	Name:	Mark W. Lariviere
	Title:	Senior Vice President

BRANCH BANKING AND TRUST COMPANY, as Lender
By:	/s/ Carmen De Essaye
	Name:	Carmen De Essaye
	Title:	Senior Vice President

CALYON NEW YORK BRANCH, as Lender
By:	/s/ Attila Coach
	Name:	Attila Coach
	Title:	Managing Director

By:	/s/ James Gibson
	Name:	James Gibson
	Title:	Managing Director

COMERICA BANK, as Lender
By:	/s/ Charles Weddell
	Name:	Charles Weddell
	Title:	Vice President

COMPASS BANK, AN ALABAMA BANKING CORPORATION, as Lender
By:	/s/ Christopher M. Reynolds
	Name:	Christopher M. Reynolds
	Title:	Assistant Relationship Manager

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Lender
By:	/s/ Brenda Carey
	Name:	Brenda Carey
	Title:	Vice President

By:	/s/ Stephen P. Lapham
	Name:	Stephen P. Lapham
	Title:	Managing Director

GUARANTY BANK, as Lender
By:	/s/ Jenny Ray Stilwell, CPA
	Name:	Jenny Ray Stilwell
	Title:	Vice President

JPMORGAN CHASE BANK, as Lender
By:	/s/ Michael P. O’Keefe
	Name:	Michael P. O’Keefe
Title:

KEYBANK NATIONAL ASSOCIATION, as Lender
By:	/s/ Andrew D. Stickney
	Name:	Andrew D. Stickney
	Title:	Vice President

NATIONAL CITY BANK, as Lender
By:	/s/ James M. Osberg
	Name:	James M. Osberg
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Lender
By:	/s/ Douglas G. Paul
	Name:	Douglas G. Paul
	Title:	Senior Vice President

SOVEREIGN BANK, as Lender
By:	/s/ T. Gregory Donohue
	Name:	T. Gregory Donohue
	Title:	Senior Vice President

WACHOVIA BANK, N.A., as Lender
By:	/s/ Catherine L. Roess
	Name:	Catherine L. Roess
	Title:	Vice President

WASHINGTON MUTUAL BANK F.A., as Lender
By:	/s/ Ann D. Brehony
	Name:	Ann D. Brehony
	Title:	Vice President